UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2022

VolitionRx Limited
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

  13215 Bee Cave Parkway

Suite 125, Galleria Oaks B

Austin, Texas 78738

(Address of principal executive offices and Zip Code)

+1 (646) 650-1351

(Registrant’s telephone number, including area code )

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

VOLITIONRX LIMITED

Form 8-K

Current Report

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 13, 2022, VolitionRx Limited (the “Company” held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2015 Stock Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan by 1,750,000 shares from an aggregate of 6,000,000 shares to 7,750,000 shares.  The Amendment had previously been approved by the Board of Directors of the Company on April 4, 2022, subject to the approval of the Company’s stockholders.  The Plan, as amended by the Amendment, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.   The foregoing description of the Amendment of the Plan does not purport to be complete and is qualified in its entirety by reference to such Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held at 11:00 a.m. local time on June 13, 2022 at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom, the Company’s stockholders voted on four proposals. The Company had 53,790,261 shares of common stock outstanding on April 18, 2022, the record date for the Annual Meeting, of which 36,424,257 shares of common stock were present in person or represented by proxy at the Annual Meeting. The matters voted on at the Annual Meeting are described in more detail in the Company’s definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on April 28, 2022 (the “Proxy Statement”).

The following proposals were voted upon at the Annual Meeting and the final voting results with respect to each proposal are set forth below:

Proposal 1: The Company’s stockholders elected eight members to the Board of Directors to hold office until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cameron Reynolds	14,564,225	12,094,546	9,765,486
Dr. Martin Faulkes	14,593,614	12,065,157	9,765,486
Guy Innes	14,084,291	12,574,480	9,765,486
Dr. Alan Colman	26,570,337	88,434	9,765,486
Dr. Phillip Barnes	26,576,440	82,331	9,765,486
Dr. Edward Futcher	26,022,538	636,233	9,765,486
Kim Nguyen	26,352,676	306,095	9,765,486
Richard Brudnick	26,573,862	84,909	9,765,486

Proposal 2: The Company’s stockholders ratified the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
36,233,844	169,853	20,560

Proposal 3: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,167,283	12,227,418	264,070	9,765,486

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Proposal 4: The Company’s stockholders approved an amendment to the Company’s 2015 Stock Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,107,753	12,366,590	184,428	9,765,486

No other matters were presented for consideration or stockholder action at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	2015 Stock Incentive Plan, as amended

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date: June 14, 2022	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

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EXHIBIT INDEX

Exhibit Number	Description

10.1	2015 Stock Incentive Plan, as amended

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

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